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                                                                   EXHIBIT 10.15

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement ("Agreement") is made and entered into as of June 9, 1997, by and among Mark S. Crossen, Jeffrey S. Williams (each a "Holder" and collectively the "Holders"), and Whole Foods Market, Inc., a Texas corporation ("Company").

     WHEREAS, pursuant to the Agreement and Plan of Merger, of even date herewith (the "Merger Agreement"), Company has agreed to provide the registration rights set forth in this Agreement.

     The parties hereby agree as follows:

     1.  Definitions.  As used in this Agreement, the following capitalized
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terms shall have the following meanings:

     Board:  The Board of Directors of Company.
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     Common Stock:  The Common Stock of Company.
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     Majority in Interest of the Holders: Holders owning at least 51% of the
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Registrable Securities then outstanding and owned by all Holders.

     Misstatement:  An untrue statement of a material fact or an omission to
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state a material fact required to be stated in a Registration Statement or
Prospectus or necessary to make the statements in a Registration Statement, Prospectus or preliminary prospectus not misleading.

     Person:  A natural person, partnership, corporation, business trust,
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association, joint venture or other entity or a government or agency or political subdivision thereof.

     Prospectus:  The prospectus included in any Registration Statement, as
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supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

     Publication Date: The date on which Company publishes results of operations
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covering at least 30 days of combined post-merger operations of Amrion, Inc. and
Company, as contemplated by the Merger Agreement.

     Registration:  The shelf registration described in Section 2(a) hereof or a
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piggyback registration described in Section 2(b) hereof.
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     Registration Expenses:  The out-of-pocket expenses of a Registration,
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including:

     (1) all registration and filing fees;

     (2) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

     (3) printing, messenger, telephone and delivery expenses;

     (4) fees and disbursements of counsel for Company; and

     (5) fees and disbursements of all independent certified public accountants of Company incurred specifically in connection with such Registration.

     Registrable Securities:  (a)  The shares of Common Stock received by the
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Holders pursuant to the transactions contemplated by the Merger Agreement and
(b) any securities issued or issuable with respect to such shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization or similar transaction; provided that any such share or security shall be deemed to be
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Registrable Securities only if and so long as it is a Transfer Restricted
Security.

     Registration Statement:  Any registration statement which covers
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Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

     Securities Act:  The Securities Act of 1933, as from time to time amended.
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     SEC:  The Securities and Exchange Commission.
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     Transfer Restricted Security:  A security that has not been sold to or
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through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144(k) promulgated thereunder (or any successor rule other than Rule 144A). The foregoing notwithstanding, a security shall remain a Transfer Restricted
Security until (i) all stop transfer instructions or notations and restrictive legends with respect to such security are eligible to be removed and (ii) the Holder of such security has received an opinion of counsel to Company, to the effect that such shares in such Holder's hands are freely transferable

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in any public or private transaction without registration under the Securities
Act (or such Holder has waived receipt of such opinion).

     Underwritten Registration or Underwritten Offering:  A registration in
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which securities of Company are sold to an underwriter for distribution to the public.

     2.  Registrations.
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     (a) Shelf Registration.  Upon the request of a Majority in Interest of the
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Holders at any time (but only on one occasion) after the Publication Date,
Company will use its best efforts to promptly file and cause to become effective an appropriate Registration Statement under the Securities Act covering such number of Registrable Securities as the Holders shall request, which Registration Statement will, if requested by Holders, provide for delayed or continuous offering of Registrable Securities pursuant to Rule 415 under the Securities Act (or any similar rule then in effect). If requested by Holders, and provided such registration is with respect to at least 650,000 shares of Common Stock, the public offering or distribution of Registrable Securities shall be pursuant to a firm commitment underwriting with underwriters, who shall then be selected by Company. In such case, Company shall enter into an underwriting agreement containing warranties and agreements not substantially different from those customarily made by an issuer in underwriting agreements with respect to secondary distributions.

     (b) Piggyback Registrations.  Each time Company decides to file a
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Registration Statement under the Securities Act (other than on Forms S-4 or S-8 or any successor form for the registration of securities issued or to be issued in connection with a merger or acquisition or employee benefit plan, unless Company otherwise registers Common Stock for sale from time to time pursuant to registration rights granted to other holders of Common Stock) covering the offer and sale by it or other holders of Company's securities who may demand registration of such securities of any of its securities for money, Company shall give written notice thereof to all Holders of Registrable Securities. Company shall include in such Registration Statement such shares of Registrable Securities for which it has received written requests to register such shares within 30 days after such written notice has been given. If the Registration Statement is to cover an Underwritten Offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

     Company may decline to file a Registration Statement pursuant to this
Section 2(b) after giving notice to any Holder, or withdraw a Registration Statement after filing pursuant to this Section 2(b) and after such notice, but prior to the effectiveness

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thereof, provided, that Company shall promptly notify each Holder in writing of
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any such action.

     3.  Registration Procedures.  If and whenever Company is required to
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register Registrable Securities, Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Company will as expeditiously as possible:

     (a) prepare and file with the SEC within 20 days after a request for registration a Registration Statement on such form as shall be available for sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and remain effective until the Registrable Securities covered by such Registration Statement have been sold;

     (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by any Holder of Registrable Securities or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

     (c) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus);

     (d) provide to Holders copies of all documents (including without limitation, any registration statement, prospectus, supplement, amendment, exhibit to a registration statement or document incorporated by reference to any of the foregoing) to be filed with the SEC at least five business days prior to such filing;

     (e) take all actions, enter into such agreements and provide such information reasonably necessary to effect the registration and sale of the Registered Securities contemplated hereby; and

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     (f) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holders or underwriters may designate in writing and do anything else necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that Company shall
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not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject.

     4.  Registration Expenses.  The Registration Expenses of all Registrations
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shall be borne by Company, except that the fees and disbursements of any counsel to the selling security holders shall be paid by such holders if such security holders are unwilling to be represented by counsel to Company.

     5.  Requirements for Participation in Underwritten Offerings.  No Person
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may participate in any Underwritten Offering pursuant to a Registration initiated by Company hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that the terms of
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such underwriting arrangement in connection with the sale of Registrable
Securities shall be no less favorable than the terms afforded to any other holder of securities participating in the Underwritten Offering.

     6.  Suspension of Sales.  Upon receipt of written notice from Company that
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a Registration Statement or Prospectus contains a Misstatement, each Holder of
Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of a supplemented or amended Prospectus, or until such Holder is advised in writing by Company that the use of the Prospectus may be resumed, and, if so directed by Company, such Holder shall deliver to Company (at Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

     7.  Indemnification; Contribution.
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     (a) Indemnification by Company.  Company agrees to indemnify, to the full
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extent permitted by law, each holder of Registrable Securities, its officers, directors, employees and agents and each Person who controls such holder (within the meaning

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of the Securities Act), and any investment advisor thereof or agent therefor against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they are made) not misleading, except insofar as the same are arising out of or based upon or contained in any information with respect to such holder furnished in writing to Company by such holder expressly for use therein. Company also agrees to reimburse, to the full extent permitted by law, each such holder and each such officer, director, and controlling person for any legal or other expenses reasonably incurred by such holder or such officer, director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action to the extent that the same are not incurred in connection with the proviso of the preceding sentence. This indemnity will be in addition to any liability which Company may otherwise have.

     (b) Indemnification by Holders of Registrable Securities.  In connection
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with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to Company, in writing, such information and affidavits with respect to such holder as Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, Company, its directors, officers, employees and agents and each Person who controls Company (within the meaning of the Securities Act), and any investment advisor thereof or agent therefor against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or failed to be contained in any information or affidavit with respect to such holder so furnished in writing by such holder specifically for inclusion therein or resulting from the violation of applicable securities laws of such holder or its agents in connection with the sale of the Registrable Securities. In no event shall the liability of any participating holder hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings.  Any Person entitled to
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indemnification hereunder agrees to give prompt written notice to the indemnifying

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party after the receipt by such Person of any written notice of the commencement of any action, suit or proceeding against such Person or investigation thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement and, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or does not, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from any liability in respect of such claim or litigation. The indemnifying party will not be subject to any liability for any settlement made without its consent, which shall not be unreasonably withheld.

     (d) Contribution.  If the indemnification provided for in this Section 7
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from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein by reason other than that set forth in the exception in the first sentence of 7(a) above, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions or inactions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any act or question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata
                                                              --- ----
allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), an indemnifying holder shall not be required to contribute any amounts in excess of the amount by which the total price at which the Registrable Securities were sold by such indemnifying holder and distributed to the public exceeds

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the amount of any damages which such indemnifying holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7(d).

     8.  Rule 144.  Company covenants that it will file all reports required to
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be filed by it under the Securities Act and the Securities Exchange Act and the
rules and regulations adopted by the SEC thereunder (or, if it is not required to file such reports, it will make publicly available such information as will enable the holders of Registrable Securities to sell any Registrable Securities held by them without registration under the Securities Act); and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any holder of Registrable Securities, Company will deliver to such holder a written statement as to filings made by Company with the SEC.

     9.  Miscellaneous.
         -------------

     (a) Notices.  All notices and other communications provided for or
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permitted hereunder shall be made in writing by hand-delivery, registered first-
class mail, telex, telecopier or air courier guaranteeing overnight delivery:
(i) if to a Holder of Registrable Securities, at the most current address set forth in Company's stock transfer books; and (ii) if to Company, at its address referenced in the Merger Agreement. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand (including by telecopy), if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if to an air courier guaranteeing overnight delivery. Company shall promptly provide a list of the most current addresses of the Holders of Registrable Securities given to it in accordance with the provisions hereof to any such Holder for the purpose of enabling such Holder to communicate with other Holders in connection with this Agreement.

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     (b) Successors and Assigns.  This Agreement shall inure to the benefit of
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and be binding upon the successors and assigns of the parties hereto.

     (c) Counterparts.  This Agreement may be executed in any number of
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counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (d) Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of Texas.

     (e) Severability.  In the event that any one or more of the provisions
         ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (f) No Inconsistent Agreements.  Company will not hereafter enter into any
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agreement granting registration rights with respect to its securities unless the registration rights are not otherwise in conflict or inconsistent with or more favorable than the rights of holders of Registrable Securities in this Agreement.

                           (Signature Page to Follow)

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              WHOLE FOODS MARKET, INC.


                              By:   /s/ John Mackey
                                 ------------------------------------------
                                    John Mackey
                                    Chief Executive Officer


                                    /s/ Mark S. Crossen
                              ---------------------------------------------
                              Mark S. Crossen


                                    /s/ Jeffrey Williams
                              ---------------------------------------------
                              Jeffrey S. Williams

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